SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Investment Managers Series Trust
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RAMIUS TRADING STRATEGIES MANAGED FUTURES FUND

August 8, 2014

Dear Shareholder:

The shareholders of the Ramius Trading Strategies Managed Futures Fund (the “Fund”) are being asked to approve the appointment of SSgA Funds Management Inc. (“SSgA FM”) as a new sub-advisor to the Fund.

The Fund is a series of Investment Managers Series Trust (the “Trust”), and Ramius Trading Strategies LLC (“Ramius”) is the investment advisor to the Fund. In June 2014, upon the recommendation of Ramius and after careful consideration, the Trust’s Board of Trustees approved the appointment of SSgA FM as a sub-advisor to the Fund, effective shortly after the date such appointment is approved by a majority of the outstanding shares of the Fund. In conjunction with shareholder approval of SSgA FM as a sub-advisor, the Fund’s portfolio managers, William Marr and Alexander Rudin, will resign from Ramius and become employees of SSgA FM where they intend to continue in their role as portfolio managers of the Fund.

Under the proposed advisory structure:

•
Ramius will continue to serve as the investment advisor to the Fund and to Ramius Trading Strategies MF Ltd., a wholly-owned subsidiary of the Fund formed under the laws of the Cayman Islands (the “Subsidiary”) through which the Fund makes commodity investments.

•
Ramius will enter into two sub-advisory agreements with SSgA FM. Under one agreement, SSgA FM will replace Horizon Cash Management, LLC (“Horizon”) as the sub-advisor responsible for day-to-day management of the portion of the Fund’s assets that is not invested in futures contracts or used as margin for Fund investments (such portion, the “Fixed Income Portfolio”). Under the other agreement, SSgA FM will be responsible for day-to-day management of the Fund’s overall investment program, including management of the assets of the Fund’s Subsidiary and determination of the portion of the Fund’s assets to be allocated to the Fund’s Subsidiary (collectively the “Investment Program”).

•	Messrs. Marr and Rudin intend to continue to serve as the portfolio managers of the Fund’s Investment Program as employees of SSgA FM.

Sub-advisory fees paid by the Fund for fixed income management will decrease under the proposed sub-advisory structure. The Fund currently pays Horizon directly as the sub-advisor to the Fixed Income Portfolio. The fees the Fund will pay to SSgA FM as sub-advisor to the Fixed Income Portfolio will be lower than Horizon’s fees (a maximum of 0.0825% per year of the average daily net assets of the Fixed Income Portfolio rather than 0.11% per year). The total expenses of the Fund will not increase and are expected to decrease as a result of this change. The total advisory fees paid to Ramius by the Fund will not increase and are expected to remain the same.

The proposed appointment of SSgA FM as the sub-advisor to the Fund does not affect the Fund’s investment objectives, policies or restrictions, and shareholders are not being asked to approve any changes to the Fund’s investment objectives, policies or restrictions.

***********************

If you owned shares in the Fund as of the close of business on July 14, 2014, you are entitled to vote at the meeting.

The Board of Trustees has concluded that appointing SSgA FM as a sub-advisor to the Fund would serve the best interests of the Fund and its shareholders. The Board of Trustees recommends that you vote FOR this proposal after carefully reviewing the enclosed materials.

Your vote is important. Upon completing your review, please take a moment to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares. On behalf of the Board of Trustees, we thank you for your continued investment in the Fund.

Sincerely,

Maureen Quill
President

RAMIUS TRADING STRATEGIES MANAGED FUTURES FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On September 10, 2014

A Special Meeting of Shareholders of the Ramius Trading Strategies Managed Futures Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust), will be held on September 10, 2014, at 2:00 p.m., local time, at the office of Mutual Fund Administration Corp., 2220 E. Route 66, Suite 226, Glendora, California 91740. At the meeting, we will ask the shareholders of the Fund to vote on:

1.	The appointment of SSgA Funds Management, Inc. (“SSgA FM”) as sub-advisor of the Fund’s Fixed Income Portfolio;

2.	The appointment of SSgA FM as sub-advisor of the Fund’s Investment Program.

3.	Any other matters that properly come before the meeting.

The Board of Trustees of the Trust has unanimously approved Proposals 1 and 2. ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1 and 2. Please read the accompanying Proxy Statement for a more complete discussion of the Proposals.

Shareholders of the Fund of record as of the close of business on July 14, 2014, are entitled to notice of, and to vote at, the Fund’s Special Meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are invited to attend the Special Meeting. If you cannot do so, please complete and return in the enclosed postage paid return envelope the accompanying proxy, which is being solicited by the Board of Trustees of the Trust, as promptly as possible. This is important for the purpose of ensuring a quorum at the Special Meeting. You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the Special Meeting.

By order of the Board of Trustees,

Maureen Quill
President
August 8, 2014

PROXY STATEMENT

RAMIUS TRADING STRATEGIES MANAGED FUTURES FUND

The Board of Trustees of Investment Managers Series Trust (the “Trust”) is sending this Proxy Statement to the shareholders of the Ramius Trading Strategies Managed Futures Fund series of the Trust (the “Fund”) in connection with the solicitation of voting instructions for use at a special meeting of shareholders of the Fund (the “Meeting”) for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders.

This Proxy Statement is being mailed on or about August 11, 2014, to the shareholders of the Fund of record as of July 14, 2014 (the “Record Date”). As of the Record Date, 8,809,936 shares of the Fund were outstanding, comprised of 1,221,561 Class A shares and 7,588,275 Class I shares entitled to be voted at the meeting. Information on shareholders who owned beneficially more than 5% of the shares of the Fund as of the Record Date is in Appendix A. To the knowledge of the Trust, the executive officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund and of the Trust as of the Record Date.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on September 10, 2014. This Proxy Statement is available on the Internet at proxyonline.com/docs/ramius2014.pdf. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the Fund’s proxy information line at (877) 283-0324 Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

INTRODUCTION

The Fund began operation on September 13, 2011. Since the Fund’s inception, Ramius Trading Strategies LLC (“Ramius”) has served as the Fund's investment advisor. Subject to the general supervision of the Board of Trustees of the Trust, Ramius is responsible for managing the Fund in accordance with the Fund’s investment objective and policies described in the Fund's current Prospectus. As the Fund’s investment advisor, Ramius has the ability to delegate day-to-day portfolio management responsibilities to one or more sub-advisors, and in that connection is responsible for making recommendations to the Board of Trustees with respect to hiring, termination and replacement of any sub-advisor of the Fund. Currently, Horizon Cash Management LLC (“Horizon”) serves as sub-advisor with respect to the portion of the Fund’s assets that is not invested in futures contracts or used as margin for Fund investments (such portion, the “Fixed Income Portfolio”).

The Fund pursues its managed futures strategy primarily by investing up to 25% of its total assets in Ramius Trading Strategies MF Ltd., a wholly-owned subsidiary of the Fund formed under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by Ramius and has the same investment objective as the Fund. The Subsidiary invests the majority of its assets in limited liability companies or other business entities (each a “Trading Entity” and collectively the “Trading Entities”), the trading of each of which is managed on a discretionary basis by a different third-party commodity trading advisor (a “Trading Advisor”) pursuant to such Trading Advisor’s commodity-related investment program (a “Managed Futures Program”). Each Trading Entity is wholly owned by the Subsidiary and thus indirectly wholly owned by the Fund.

Ramius monitors the performance of the Trading Advisors and the Trading Entities and seeks to achieve the Fund’s investment objective by allocating and reallocating the Subsidiary’s assets among Trading Entities. Ramius is not required to allocate or reallocate assets to all Trading Entities or to allocate assets evenly among the Trading Entities. Ramius allocates the assets of the Subsidiary among the Trading Entities to provide exposure to Managed Futures Programs that Ramius believes to be complementary to one another and consistent with the aim of moderating risk by diversifying the Fund’s exposure to futures contracts and other derivative instruments across trading methodologies, trading time horizons, sectors and geography.

Each of the following Trading Advisors is currently directing the trading of a different Trading Entity pursuant to a Managed Futures Program:

•	Aspect Capital Limited
10 Portman Square, London W1H 6AZ, UK

•	Fulcrum Asset Management Ltd and Fulcrum Asset Management LLP (as sub-advisor)
6 Chesterfield Gardens, London W1J 5BQ, UK

•	IPM Informed Portfolio Management AB
Master Samuelsgatan 6, Stockholm, Sweden

•	Lynx Asset Management AB
Norrmalmstorg 12, Stockholm, Sweden

•	Winton Capital Management Limited
Grove House, 27 Hammersmith Grove, London W6 0NE, UK

Proposed Appointment of SSgA FM as Sub-Advisor

At a meeting of the Trust’s Board of Trustees held on June 19, 2014, upon the recommendation of Ramius and after careful consideration, the Board of Trustees approved the appointment of SSgA Funds Management Inc. (“SSgA FM”) to serve as a sub-advisor to the Fund as described in and in accordance with the terms of each respective Proposed Sub-Advisory Agreement (as defined below), effective shortly after the date this appointment is approved by a majority of the outstanding shares of the Fund. In conjunction with shareholder approval of SSgA FM as a sub-advisor, the Fund’s portfolio managers, William Marr and Alexander Rudin, will resign from Ramius and become employees of SSgA FM where they intend to continue in their role as portfolio managers of the Fund.

If the Board’s appointment of SSgA FM as sub-advisor to the Fund is approved by a majority of the Fund’s outstanding shares, the Trust will enter into the following sub-advisory agreements with SSgA FM (each a “Proposed Sub-Advisory Agreement”):

•	A sub-advisory agreement among Ramius, SSgA FM and the Trust on behalf of the Fund with respect to the Fixed Income Portfolio, and
•
A sub-advisory agreement among Ramius, SSgA FM, the Trust on behalf of the Fund, and the Subsidiary with respect to the Fund’s investment program, including management of the assets of the Subsidiary and determination of the portion of the Fund’s assets to be allocated to the Subsidiary (collectively the “Investment Program”).

Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Trust must obtain such shareholder approval for each Proposed Sub-Advisory Agreement to be effective. If the Fund’s shareholders approve SSgA FM’s appointment as a sub-advisor to the Fund, SSgA FM will replace Horizon as the sub-advisor to the Fixed Income Portfolio.

The proposed appointment of SSgA FM as the sub-advisor to the Fund does not affect the Fund’s investment objectives, policies or restrictions, and shareholders are not being asked to approve any changes to the Fund’s investment objectives, policies or restrictions. In addition, William Marr and Alexander Rudin, the employees of Ramius who currently serve as the Fund’s portfolio managers, intend to continue to serve as portfolio managers of the Fund’s Investment Program as employees of SSgA FM. If the Fund’s shareholders approve the Board’s appointment of SSgA FM as sub-advisor to the Fund, management of the Fund intends to change the name of the Fund to “State Street/Ramius Managed Futures Strategy Fund.”

Sub-advisory fees paid by the Fund for management of the Fixed Income Portfolio will decrease under the proposed sub-advisory structure. The Fund currently pays Horizon directly as the sub-advisor to the Fixed Income Portfolio. The fees the Fund will pay to SSgA FM as sub-advisor to the Fixed Income Portfolio will be lower than Horizon’s fees (a maximum of 0.0825% per year of the average daily net assets of the Fixed Income Portfolio rather than 0.11% per year).

Ramius Investment Advisory Agreement

Ramius, located at 599 Lexington Avenue, New York, New York 10022, serves as the investment advisor to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”) dated as of September 13, 2011, which was approved by the Board on June 28-29, 2011, and by the initial shareholder of the Fund on September 12, 2011. Pursuant to the Advisory Agreement, the Fund is obligated to pay Ramius an annual management fee equal to 1.60% of the Fund’s average daily net assets, subject to the Expense Caps (as defined below). For the fiscal year ended December 31, 2013, the Fund paid Ramius $1,472,032 in net advisory fees.

Ramius has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any (i) expenses included in the “Subsidiary expenses, including Trading Entity expenses” line item in the “Fees and Expenses of the Fund” table set forth in the Fund’s prospectus, (ii) acquired fund fees and expenses, (iii) interest, (iv) taxes, (v) dividends on short positions, (vi) brokerage commissions, (vii) front-end or contingent deferred loads, (viii) expenses incurred in connection with any merger or reorganization and (ix) extraordinary expenses such as litigation expenses) do not exceed 2.10% and 1.85% of the average daily net assets of the Fund’s Class A and Class I shares, respectively (the “Expense Caps”). This agreement is effective until April 30, 2015, and may be terminated before that date only by the Trust’s Board of Trustees. Ramius is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it reimbursed for a period of three years from the date of the waiver or payment.

PROPOSAL 1: APPROVAL OF PROPOSED SUB-ADVISORY AGREEMENT WITH SSGA FUNDS MANAGEMENT INC. WITH RESPECT TO THE FUND’S FIXED INCOME PORTFOLIO

PROPOSAL 2: APPROVAL OF PROPOSED SUB-ADVISORY AGREEMENT WITH SSGA FUNDS MANAGEMENT INC. WITH RESPECT TO THE FUND’S INVESTMENT PROGRAM

At an in-person meeting on June 19, 2014, the Board of Trustees of the Trust (the “Board”) considered the proposed appointment of SSgA FM as sub-advisor to the Fund. The Board, including the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), voted unanimously to approve each Proposed Sub-Advisory Agreement for an initial two-year term, and to recommend approval of the appointment of SSgA FM as a sub-advisor to the shareholders of the Fund. The form of each Proposed Sub-Advisory Agreement is attached as Appendix B.

Neither Proposed Sub-Advisory Agreement will become effective unless both Agreements are approved by the shareholders of the Fund.

Terms of the Proposed Sub-Advisory Agreements

Pursuant to the Proposed Sub-Advisory Agreements, Ramius would delegate to SSgA FM
1) management of the Fund’s Investment Program, and 2) management of the Fixed Income Portfolio. SSgA FM would not be liable to Ramius or the Fund, under the terms of the Proposed Sub-Advisory Agreements, for any error of judgment or mistake of law, or for any loss suffered by Ramius or the Fund in connection with the Agreements, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties in the performance of SSgA FM’s duties under the Agreements.

Under the Proposed Sub-Advisory Agreement with respect to the Investment Program, Ramius would pay SSgA FM annual sub-advisory fees, calculated daily and payable monthly, calculated as a percentage of the “net advisory fee” received by Ramius on a calendar year basis as described below:

Net Advisory Fees per Calendar Year	Fee %
First $1,200,000	30%
Next $3,800,000	50%
After $5,000,000	70%

The “Net Advisory Fee” means 1) the investment advisory fee due to Ramius by the Fund pursuant to its advisory agreement with respect to the Investment Program, reduced by (2) the sum of (a) any portion of such advisory fee waived by Ramius, and any Fund expenses paid by Ramius, to enable the Fund to meet its annual expense cap, and (b) any legal, administrative and organizational expenses of the Fund borne by Ramius.

Under the Proposed Sub-Advisory Agreement with respect to the Fixed Income Portfolio, the Fund would pay SSgA FM annual sub-advisory fees, calculated daily and payable monthly, based on the following fee schedule:

Net Assets Managed by SSgA FM	Fee %
First $250 million	0.0825%
Next $250 million	0.0750%
Over $500 million	0.0600%

The advisory fees paid to Ramius by the Fund will remain unchanged. The sub-advisory fees for the Fixed Income Portfolio are expected to decrease. For the fiscal year ended December 31, 2013, the Fund paid $95,647 in sub-advisory fees to Horizon. Under the Proposed Sub-Advisory Agreement, the Fund would have paid $71,735 in sub-advisory fees to SSgA FM for the same period. This represents an approximate decrease of $23,912, or a two basis point decrease in the overall sub-advisory fees paid by the Fund.

If approved by the shareholders of the Fund, each Proposed Sub-Advisory Agreement would continue in force for a period of two years after the effective date of the Agreement (which will be no earlier than the date the Agreement is approved by the shareholders of the Fund), unless sooner terminated as provided in the Agreement. Each Proposed Sub-Advisory Agreement would continue in force from year to year thereafter so long as it is specifically approved at least annually in the manner required by the 1940 Act.

Each Proposed Sub-Advisory Agreement would automatically terminate in the event of its assignment (as defined in the 1940 Act), or upon termination of the advisory agreement between the Fund and Ramius. Each Proposed Sub-Advisory Agreement could be terminated at any time without the payment of any penalty by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice, or by Ramius on 120 days’ written notice. Each Proposed Sub-Advisory Agreement could also be terminated by SSgA FM on 120 days’ written notice.

Consideration of Proposed Sub-Advisory Agreements

In advance of the meeting, the Board received information about the Fund and each Proposed Sub-Advisory Agreement from Ramius and SSgA FM, as well as from Mutual Fund Administration Corporation and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of SSgA FM; information regarding the background and experience of relevant personnel who would be providing services to the Fund; reports of the relative performance over various time periods of mutual funds managed by SSgA FM using the same investment strategies and investment style SSgA FM would use in managing the Fixed Income Portfolio; reports comparing performance of the Fund with returns of the B of A Merrill Lynch 3-Month U.S. Treasury Bill Index and the NewEdge CTA Index; information about advisory fees charged by SSgA FM to other investment advisory clients; and information about SSgA FM’s policies and procedures, including its compliance manual and brokerage and trading procedures. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of each Proposed Sub-Advisory Agreement.

In approving each Proposed Sub-Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The Board considered that although SSgA FM currently managed no client assets using the same investment strategies it would use to manage the managed futures portion of the Fund, the Fund’s current portfolio managers, William Marr and Alexander Rudin, plan to resign from Ramius and join SSgA FM as portfolio managers of the Fund’s Investment Program upon the approval of the appointment of SSgA FM as the Fund’s sub-advisor by the Fund’s shareholders. The Board reviewed the performance of the Fund and noted that although Class I shares of the Fund had underperformed the B of A Merrill Lynch 3-Month U.S. Treasury Bill Index for the one- and two-year periods ended March 31, 2014, by 171 basis points and 25 basis points, respectively, the Fund had outperformed the NewEdge CTA Index for both periods.

The Board also reviewed the performance returns of various funds managed by SSgA FM using the same strategies it would use to manage the Fixed Income Portfolio for one-, three-, five- and in some cases ten-year periods ended April 30, 2014, and determined that the returns for those funds were satisfactory.

The Board also considered the overall quality of services proposed to be provided by SSgA FM to the Fund. In doing so, the Board considered the specific responsibilities SSgA FM would have for management of the Fund as well as the qualifications, experience and responsibilities of the personnel who would be involved in the activities of the Fund. The Board also considered the overall quality of SSgA FM’s organization and operations and SSgA FM’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that SSgA FM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties to the Fund under each Proposed Sub-Advisory Agreement. The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services expected to be provided by SSgA FM to the Fund would be satisfactory.

In addition, the Board considered the overall quality of the oversight services proposed to be provided by Ramius to the Fund in monitoring the activities of SSgA FM, and the Board and Independent Trustees concluded that the nature, quality and extent of such services would be satisfactory.

Advisory Fees, Sub-Advisory Fees and Economies of Scale

In reviewing the expected effect of SSgA FM’s sub-advisory fees on the Fund, the Board noted that Ramius would pay out of its advisory fees SSgA FM’s sub-advisory fee for managing the Investment Program. The Board also noted that the sub-advisory fees paid by the Fund to SSgA FM for managing the Fixed Income Portfolio would be lower than the sub-advisory fees currently paid by the Fund to Horizon for similar services (a maximum of 0.0825% per year of the average daily net assets of the Fixed Income Portfolio rather than 0.11% per year).

The Board reviewed information regarding the sub-advisory fees to be charged by SSgA FM with respect to the Fund, and considered the relative levels and types of services to be provided by Ramius and SSgA FM to the Fund. With respect to the Investment Program, the Board considered the services Ramius would continue to provide as the Fund’s investment advisor, including among other services, operational due diligence, legal, compliance and back officer operations support, as well as assistance with risk management and the design and enforcement of investment guidelines. The Board noted that the proposed sub-advisory fees with respect to the Investment Program would increase as the Fund’s assets increase, and considered Ramius’ expectation that as the Fund’s assets increase, SSgA FM’s relative responsibilities, which include recommending and performing due diligence with respect to, Trading Advisors, would increase. The Board noted that SSgA FM does not provide advisory services to any other clients using the Fund’s managed futures strategy and therefore the Board did not have a good basis of comparison with other SSgA FM clients for evaluating SSgA FM’s sub-advisory fees for managing the Investment Program.

With respect to the Fixed Income Portfolio, the Board noted that the sub-advisory fees proposed to be charged by SSgA FM to the Fund were within the range of fees charged by SSgA FM to other mutual funds it manages, and that SSgA FM’s fees were lower than the fees currently charged by Horizon for managing the Fixed Income Portfolio. The Board and the Independent Trustees concluded that the compensation payable to SSgA FM under each Proposed Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services SSgA FM was expected to provide to the Fund.

The Board also considered the benefits to be received by SSgA FM as a result of its relationship with the Fund, including sub-advisory fees paid to SSgA FM, research provided to it by broker-dealers providing execution services to the Fund, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. They also noted that SSgA FM’s sub-advisory fees with respect to the Fixed Income Portfolio included fee breakpoints, which would enable the Fund’s shareholders to benefit from economies of scale with respect to those sub-advisory fees.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that approval of each Proposed Sub-Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved each Proposed Sub-Advisory Agreement.

Information Regarding SSgA Funds Management, Inc.

SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Corporation (“State Street”), a publicly held bank holding company. As of March 31, 2014, SSgA FM had approximately $348.24 billion in assets under management. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street. As of March 31, 2014, SSgA had approximately $2.38 trillion in assets under management.

SSgA FM uses a team approach to manage fixed income assets. Portfolio teams work with analysts and traders to identify the ideal mix of securities to accomplish the goals described in the fund documents. Team members often bring specialized skills or experience within a fixed income sector that they share with the group. Each fund has a designated primary and alternate portfolio manager to ensure accountability and continuity. They are the only individuals allowed to authorize purchases and sales of securities with respect to their portfolios. The portfolio managers transmit trade requests to a centralized trading desk which seeks best execution and to treat each portfolio equally when executing trades.

The names and principal occupations of each principal executive officer and director of SSgA FM are listed below. Unless otherwise noted, the address of each person listed is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900.

Name	Principal Occupation
James E. Ross	Chairman and Director of SSgA FM; Executive Vice President of SSgA, a division of State Street Bank and Trust Company
Alyssa Albertelli	Chief Compliance Officer of SSgA FM; Chief Compliance Officer, SSgA
Kristi Mitchem	CTA - Chief Marketing Officer of SSgA FM; Executive Vice President of SSgA
Keith Crawford	Treasurer of SSgA FM; Chief Financial Officer and Global Head of Strategy for SSgA
Barry Smith	Director of SSgA FM; Senior Managing Director of SSgA
Ellen Needham	Director and President of SSgA FM; Senior Managing Director of SSgA
Phillip Gillespie	Chief Legal Officer of SSgA FM; General Counsel of SSgA
Ann Carpenter	Chief Operating Officer of SSgA FM; Vice President of SSgA

The following information was provided by SSgA FM regarding the other mutual funds for which it serves as investment advisor or sub-advisor and which have investment objectives similar to that of the Fixed Income Portfolio.

Fund (Advised/Sub-Advised)	Annual Management Fee	Effective Fee Rate (Including Fee Waivers or Expense Reductions)	Total Fund Assets / Net Assets Sub-Advised by SSgA FM as of June 30, 2014
Comparable Account 1	0.20%	N/A	$14,035,931.20
Comparable Account 2*	0.12%	N/A	$12,032,880.18
Comparable Account 3**	0.1245%	N/A	$3,448,244,322.23
Comparable Account 4**	0.10% on the first $50 million 0.09% on the next $50 million 0.04% thereafter	N/A	$130,488,963.86

*	This product’s benchmark index tracks the short-term sector of the United States Treasury market.
**	This product invests in corporate bonds.

Required Vote

Each Proposal requires approval by the vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the Fund’s shares then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. If both Proposals are not approved, neither of the Proposed Sub-Advisory Agreements will become effective. In that event, Ramius and the Board of Trustees will take appropriate action with respect to management of the Fund, which may include but is not limited to appointment of other employees of Ramius as portfolio managers of all or a portion of the assets of the Fund and/or the Subsidiary or appointment of another sub-advisor for all or a portion of the assets of the Fund and/or the Subsidiary (which would also require shareholder approval).

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPOINT SSGA FM AS A SUB-ADVISOR TO THE FUND.

VOTING PROCEDURES

How to Vote

This Proxy is being solicited by the Board of Trustees of the Fund. You can vote by mail, by casting your vote via telephone or the Internet using instructions provided on the enclosed proxy card, or in person at the Meeting.

To vote by mail, sign and send us the enclosed Proxy voting card in the postage paid return envelope provided. If you vote by Proxy, you can revoke your Proxy by notifying the Secretary of the Trust in writing, or by returning a Proxy with a later date. You also can revoke a Proxy by voting in person at the Meeting. Even if you plan to attend the Meeting and vote in person, please return the enclosed Proxy card. This will help us ensure that an adequate number of shares are present at the Meeting.

Proxy Solicitation

The Fund will bear the expenses incurred in connection with preparing this Proxy Statement. In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of Ramius, without additional compensation, may solicit proxies in person or by telephone. AST Solutions LLC has also been engaged to assist in the solicitation of proxies, at an estimated cost of $14,500. Ramius will pay all of the costs of AST Solutions LLC.

Quorum and Voting Requirements

The presence in person or by proxy of one third of the outstanding shares of the Fund entitled to vote will constitute a quorum for the Meeting. If a quorum is not present, sufficient votes are not received by the date of the Meeting, or the holders of shares present in person or by proxy determine to adjourn the Meeting for any other reason, a person named as proxy may propose one or more adjournments from time to time to permit further solicitation of proxies. The Fund will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the person entitled to vote, and the broker or nominee does not have discretionary voting power on the matter) as shares that are present and entitled to vote for purposes of determining a quorum. A majority of shares of the Fund represented at the meeting can adjourn the Meeting. The persons named as proxies will vote in favor of adjournment those shares of the Fund which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. “Broker non-votes” and abstentions will have the effect of votes against adjournment.

The Fund will count the number of votes cast “for” approval of each proposal to determine whether sufficient affirmative votes have been cast with respect to the proposal. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of negative votes.

Information Regarding the Officers and Trustees of the Trust

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Ramius or SSgA FM. In addition, since December 31, 2011, no Trustee has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which Ramius or SSgA FM, any of their parents or subsidiaries, or any subsidiaries of a parent of any such entities, was or is to be a party.

GENERAL INFORMATION

The principal executive offices of the Trust are located at 235 West Galena Street, Milwaukee, Wisconsin 53212. Mutual Fund Administration Corporation, 2220 E. Route 66, Suite 226, Glendora, California 91740, serves as the Trust’s co-administrator, and UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the Trust’s other co-administrator and as the Trust’s transfer agent and fund accountant. The Trust’s principal underwriter is IMST Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. UMB Bank National Association, 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64106, serves as the custodian for the portfolio securities, cash and other assets of the Trust. Counsel to the Trust and the Independent Trustees is Bingham McCutchen LLP, 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071.

The Trust will furnish, without charge, a copy of the most recent annual report and semi-annual report to shareholders of the Fund upon request, once those reports become available. Requests for such reports should be directed to Ramius Trading Strategies Managed Futures Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-877-6RAMIUS (1-877-672-6487).

Submission of Proposals for Next Meeting of Shareholders

The Fund does not hold shareholder meetings annually. Any shareholder who wishes to submit a proposal to be included in the Fund’s proxy statement and form of proxy card for the Fund’s next meeting of shareholders should send the proposal to the Fund so that it will be received within a reasonable time before the Fund begins to print and mail its proxy materials relating to such meeting.

APPENDIX A

Shareholders Owning Beneficially or of Record More than 5%
of the Ramius Trading Strategies Managed Futures Fund

Class I
Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of July 14, 2014
Genworth Financial Trust Co. Phoenix, AZ 85012	2,660,292.54	35.06%
Morgan Stanley Smith Barney LLC Jersey City, NJ 7311	1,529,290.15	20.15%
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL 32246	1,040,925.05	13.72%
Charles Schwab & Co Inc. San Francisco, CA 94105	492,513.09	6.49%

Class A
Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of July 14, 2014
Morgan Stanley Smith Barney LLC Jersey City, NJ 7311	651,242.00	53.31%
UBS Financial Services, Inc. Denver, CO 80204	247,672.63	20.28%
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL 32246	139,305.68	11.40%

APPENDIX B

Forms of Proposed Sub-Advisory Agreements

SUB-ADVISORY AGREEMENT
AMONG
RAMIUS TRADING STRATEGIES LLC,
SSGA FUNDS MANAGEMENT INC., AND
INVESTMENT MANAGERS SERIES TRUST

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), dated as of _______________, 2014, is entered into by and among RAMIUS TRADING STRATEGIES LLC, a Delaware limited liability company with its principal office and place of business at 599 Lexington Avenue, New York, NY 10022  (the “Advisor”), SSGA FUNDS MANAGEMENT INC., a Delaware corporation with its principal U.S. office and place of business at One Lincoln Street State Street Financial Center Boston, MA 02111-2900 (the “Sub-advisor”), and INVESTMENT MANAGERS SERIES TRUST, a Delaware statutory trust, with its principal office and place of business at 803 W. Michigan Street, Milwaukee, WI 53233 (the “Trust”), on behalf of the Ramius Trading Strategies Managed Futures Fund (the “Fund”).

WHEREAS, the Advisor and the Trust have entered into an Investment Advisory Agreement dated September 13, 2011 (the “Advisory Agreement”);

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Advisor acts as investment advisor for the Fund;

WHEREAS, the Advisory Agreement permits the Advisor, subject to the supervision of the Board, to delegate certain of its duties under the Advisory Agreement to other registered investment advisors subject to the requirements of the 1940 Act;

WHEREAS, in furtherance of its investment strategy, the Fund formed Ramius Trading Strategies MF Ltd (the “Subsidiary”) as a wholly-owned subsidiary of the Fund, and pursuant to an Investment Advisory Agreement between the Subsidiary and the Advisor, the Subsidiary has appointed the Advisor as investment advisor for the Subsidiary; and

WHEREAS, the Advisor, in its capacity as investment advisor to the Fund, desires to retain the Sub-advisor to manage all investments held directly by the Fund other than the stock of the Subsidiary (such investments, the “Portfolio”), and the Sub-advisor is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

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SECTION 1.  APPOINTMENT; DELIVERY OF DOCUMENTS

(a)           The Advisor hereby appoints and employs the Sub-advisor, subject to the direction and control of the Advisor, as of the effective date specified in this Agreement, to manage the Portfolio and, without limiting the generality of the foregoing, to provide other services as specified herein.  The Sub-advisor accepts such appointment and agrees to render the services described herein for the compensation set forth herein.

(b)           In connection with the foregoing appointment, the Advisor has delivered to the Sub-advisor copies of (i) the Trust’s Declaration of Trust and Bylaws (collectively, as amended from time to time, the “Charter Documents”), (ii) the Trust’s current Prospectus and Statement of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”),  and the 1940 Act, (iii) each plan of distribution or similar document adopted by the Trust with respect to the Fund under Rule 12b-1 under the 1940 Act (each a “Plan”) and each current shareholder service plan or similar document adopted by the Trust with respect to the Fund (each a “Service Plan”), and (iv) all procedures adopted by the Trust with respect to the Fund, and shall promptly furnish the Sub-advisor with all amendments of or supplements to the foregoing.  The Advisor shall deliver to the Sub-advisor: (x) a copy of the resolutions of the Board appointing the Sub-advisor as a sub-advisor to the Fund and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Sub-advisor shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c)           The Sub-advisor has delivered to the Advisor and the Trust (i) a copy of its Form ADV as most recently filed with the SEC; (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”); and (iii) a copy of its compliance manual, including its proxy voting policies and procedures, which proxy voting policy and procedures will be included in the Trust’s registration statement.  The Sub-advisor shall promptly furnish the Advisor and Trust with all amendments of and supplements to the foregoing within five business days of any such amendment or supplement.

SECTION 2.  DUTIES OF THE ADVISOR

In order for the Sub-advisor to perform the services required by this Agreement, the Advisor (i) shall cause all service providers to the Trust to furnish information to the Sub-advisor and assist the Sub-advisor as may be required, (ii) shall ensure that the Sub-advisor has reasonable access to all records and documents relevant to the Portfolio maintained by the Trust, the Advisor or any service provider to the Trust, and (iii) shall deliver to the Sub-advisor copies of all material relevant to the Sub-advisor or the Portfolio that the Advisor provides to the Board in accordance with the Advisory Agreement.

SECTION 3.  DUTIES OF THE SUB-ADVISOR

(a)          Subject to supervision by the Advisor and the Board, the Sub-advisor shall manage the Portfolio in accordance with the Fund’s investment guidelines and restrictions set forth in the Fund’s prospectus and SAI or otherwise provided to the Sub-advisor and the other provisions of this Agreement.  Without limiting the foregoing, the Sub-advisor will be responsible for placing purchase and sale orders for investments and other related transactions with respect to the assets of the Portfolio.  The Sub-advisor is hereby authorized, as agent and attorney-in-fact for the Trust on behalf of the Fund, for the account of, at the risk of and in the name of the Trust on behalf of the Fund, to place orders and issue instructions with respect to such transactions.  In all such purchases, sales and other transactions in securities and other investments with respect to the Portfolio, the Sub-advisor is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

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The Sub-advisor shall vote all proxies for securities and exercise all other voting rights with respect to the securities in the Portfolio in accordance with the Sub-advisor’s written proxy voting policies and procedures.  The Sub-advisor shall not be responsible for advising or taking action, including filing proof of claim forms, on behalf of the Fund in any legal proceedings, including bankruptcies or class actions, involving securities held in or formerly held in the Portfolio or the issuers of those securities.

Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Sub-advisor may allocate brokerage to broker-dealers who provide brokerage or research services to the Sub-advisor, subject to the Sub-advisor’s determination in good faith that such broker-dealers’ commissions are reasonable in terms either of the particular transactions or of the overall responsibility of the Sub-advisor to the Fund and its other clients, and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term.  The Sub-advisor may aggregate sales and purchase orders of the assets of the Portfolio with similar orders being made simultaneously for other accounts advised by the Sub-advisor or its affiliates.  Whenever the Sub-advisor simultaneously places orders to purchase or sell the same asset on behalf of the Portfolio and one or more other accounts advised by the Sub-advisor, the Sub-advisor will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.  In no instance will securities and other investment assets be purchased from or sold to any affiliated person of the Advisor or Sub-advisor, except in accordance with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) and the rules and regulations thereunder.

(b)          The Sub-advisor will report to the Board at each meeting thereof as requested by the Advisor or the Board all material changes in the Portfolio since the prior report, and will also keep the Board and the Advisor informed of important developments affecting the Trust, the Fund and the Sub-advisor.  The Sub-advisor will also furnish the Board and the Advisor with such statistical and analytical information with respect to investments of the Portfolio as the Board or the Advisor reasonably may request.  In making purchases and sales of securities and other investment assets for the Portfolio, the Sub-advisor will comply with the policies and procedures set from time to time by the Board and communicated in writing to the Sub-advisor as well as the limitations imposed by the Charter Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”), and other applicable laws and the investment objectives, policies and restrictions of the Fund.  The Sub-advisor agrees to notify the Advisor promptly of any violation by the Sub-advisor of the Charter Documents, Registration Statement or, in connection with the Sub-advisor’s provision of services to the Fund, any federal or state laws and regulations. The Sub-advisor agrees to provide the Advisor with certain quarterly reports, in a format as agreed upon by the Sub-advisor and the Advisor, to provide the Advisor with information to assist it in assessing the Fund’s compliance with certain legal and regulatory requirements.  Notwithstanding the preceding provision, the Advisor acknowledges and agrees that the Sub-advisor has no obligation or duty to monitor or ensure the Fund’s compliance with the requirements of the 1940 Act or the IRC, including but not limited to, the IRC diversification requirements for qualification as a regulated investment company under the IRC.

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(c)           The Sub-advisor will report to the Board and the Advisor all material matters related to the Sub-advisor that would reasonably be expected to affect the Sub-advisor’s performance of services under this Agreement.  On an annual basis, the Sub-advisor shall report on its compliance with its Code and its compliance policies and procedures to the Advisor and to the Board and upon the written request of the Advisor or the Trust, the Sub-advisor shall permit the Advisor and the Trust or their respective representatives to examine the reports required to be made to the Sub-advisor under the Code and its compliance policies and procedures.  The Sub-advisor will notify the Advisor and the Trust in writing, as soon as reasonably practicable under the circumstances, of any change of control (as control is defined in the 1940 Act) of the Sub-advisor and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-advisor.

(d)           The Sub-advisor will maintain separate detailed records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act.  The Sub-advisor shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-advisor pursuant to this Agreement required to be prepared and maintained by the Sub-advisor pursuant to applicable law.  To the extent required by law, the books and records pertaining to the Trust which are in possession of the Sub-advisor shall be the property of the Trust.  The Advisor and the Trust, or their respective representatives, shall have access to such books and records at all times during the Sub-advisor's normal business hours upon reasonable advance notice.  Upon the reasonable request of the Advisor or the Trust, copies of any such books and records shall be provided promptly by the Sub-advisor to the Advisor and the Trust, or their respective representatives.

(e)           The Sub-advisor will cooperate with the Fund’s independent public registered accounting firm and shall take reasonable action to make all necessary information in the Sub-advisor’s possession available to the accounting firm for the performance of the accounting firm’s duties.

(f)           The Sub-advisor will provide the Fund’s custodian and fund accountant on each business day with such information, which is in the Sub-advisor’s possession, relating to all transactions concerning the Portfolio’s assets under the Sub-advisor’s control as the custodian and fund accountant may reasonably require.  In accordance with procedures adopted by the Board, the Sub-advisor is responsible for assisting in the fair valuation of all Portfolio assets and will use its reasonable best efforts to arrange for the provision of prices from parties who are not affiliated persons of the Sub-advisor for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

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(g)           For the purpose of complying with Rule 10f-3, Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable rule or regulation, the Sub-advisor will not, with respect to transactions in securities or other assets for the Portfolio, consult with any other sub-advisor to the Fund or any other series of the Trust, other than for the purpose of complying with the conditions of Rule12d3-1(a) and (b) under the 1940 Act.

(h)          At such times as shall be reasonably requested by the Board or the Advisor, the Sub-advisor will provide the Board and the Advisor with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Fund and make available to the Board and the Advisor any economic, statistical and investment services that the Sub-advisor generally makes available to its institutional or other customers.

(i)           The Sub-advisor shall review draft reports to shareholders, registration statements or amendments thereto or portions thereof that relate to the Sub-advisor, provide comments on such drafts on a timely basis, and provide certifications on a timely basis as to the accuracy of the information provided by the Sub-advisor and/or contained in such reports or other documents that relate to the Sub-advisor.

SECTION 4.  COMPENSATION; EXPENSES

(a)          In consideration of the foregoing, the Fund shall pay the Sub-advisor, in consideration for its management of the Portfolio, a fee as specified in Appendix A hereto.  Such fees shall be accrued daily and shall be payable monthly in arrears on the last business day of each calendar month for services performed hereunder during the prior calendar month.  If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs.  Upon the termination of this Agreement, the Fund shall pay to the Sub-advisor such compensation as shall be payable prior to the effective date of termination.

(b)          During the term of this Agreement, the Sub-advisor will bear all costs and expenses of its employees and any overhead incurred in connection with its activities under this Agreement.  Except as the Sub-advisor may otherwise agree, the Sub-advisor shall not be responsible for the Trust’s, the Fund’s or the Advisor’s expenses, including any extraordinary and non-recurring expenses.

SECTION 5.  STANDARD OF CARE

(a)          The Sub-advisor shall not be liable to the Advisor, the Trust or the Fund hereunder for any error of judgment or mistake of law, or for any loss suffered by the Advisor or by the Fund or the Trust in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-advisor against any liability to the Advisor, the Trust or the Fund to which the Sub-advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-advisor's duties hereunder, or by reason of the Sub-advisor's reckless disregard of its obligations and duties hereunder.

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(b)          Subject to Section 5(a) hereof, the Sub-advisor shall not be liable to the Advisor or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund reasonably believed to have been made to the Sub-advisor by a duly authorized officer of the Advisor or the Trust; and (ii) the advice of counsel or accountants engaged by the Trust in respect of the Fund’s affairs; and (iii) any written instruction or certified copy of any resolution of the Board.

(c)           The Sub-advisor shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6.  EFFECTIVENESS, DURATION AND TERMINATION

(a)           This Agreement shall become effective upon the receipt of Board Approval and Shareholder Approval.  “Board Approval” means the vote of a majority of the Trust's Board of Trustees, including the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.  “Shareholder Approval” means the approval of this Agreement by the shareholders of the Fund in accordance with applicable law.

(b)           This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(c)           This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty by the Fund, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Sub-advisor, (ii) by the Advisor on 120 days’ written notice to the Sub-advisor or (iii) by the Sub-advisor on 120 days' written notice to the Trust and Advisor.  This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

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SECTION 7.  ACTIVITIES OF THE SUB-ADVISOR

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Sub-advisor's right, or the right of any of the Sub-advisor's directors, officers or employees, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8.  REPRESENTATIONS OF SUB-ADVISOR.

The Sub-advisor represents and warrants to the Advisor that:

(a)           It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and will continue to be so registered for so long as this Agreement remains in effect;

(b)           It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

(c)           It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

(d)           It will promptly notify the Advisor and the Trust of the occurrence of any event that would disqualify the Sub-advisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9.  LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Sub-advisor agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Sub-advisor's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 10.  USE OF NAME; CONFIDENTIALITY

(a)           The Advisor has agreed to include the name or identifying words “SSGA” or “State Street” in the name of the Fund.  Neither the Fund nor the Advisor shall, without the prior written consent of the Sub-advisor, make representations regarding or reference to the Sub-advisor or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials (any such representations or references that have been so consented to by the Sub-advisor and as to which such consent has not been subsequently withdrawn by the Sub-advisor in its sole discretion, are referred to as “Permitted Promotional Uses”), except that the Fund and the Advisor may refer to the Sub-advisor as a sub-advisor to the Fund in any required regulatory filing.  The Sub-advisor grants to the Fund a limited, non-exclusive, revocable license to use the name or identifying words “SSGA” or “State Street” in the name of the Fund and in accordance with the Sub-advisor’s trademark usage guidelines communicated from the Sub-advisor to the Fund from time to time (the “Name License”).  The Sub-advisor grants to the Advisor, or a successor thereto or affiliate thereof, a limited, non-exclusive, revocable license to use and display the name “SSGA” or “State Street” in any Permitted Promotional Uses.  The Name License is conditioned upon the employment of the Sub-advisor, or a successor thereto or affiliate thereof, as the investment sub-advisor to the Fund, and may not be revoked by the Sub-advisor for so long as the Sub-advisor or a successor thereto or affiliate thereof, serves as investment sub-advisor to the Fund.  Any logo/branding combining either or both of the terms “SSGA” or “State Street” with a mark owned by the Fund will be subject to Sub-advisor’s prior approval, such approval not to be unreasonably withheld.  The Fund will ensure that the display of the terms “SSGA” or “State Street” will be in a format that keeps the two marks separate, e.g., with a space between the two marks in logo form or in text, distinctions between the fonts, font sizes and/or colors of the two marks, and separate trademark notices for the two marks.

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(b)           The Fund and Advisor acknowledge that the Sub-advisor and its affiliates are the owners and licensees of all right, title and interest in and to the names or identifying words “SSGA” and “State Street” and all trademark rights therein and all goodwill of the business related thereto, and that all use of such names and trademarks by the Fund and the Advisor shall inure solely to the benefit of the Sub-advisor and its affiliates. Each of the Fund and the Advisor shall at no time take any action or do anything that is inconsistent with the Sub-advisor’s ownership of and/or interest in such names and trademarks, and acknowledge that it may not display such names or trademarks in any way except as provided herein or with the prior written permission of the Sub-advisor.   Sub-advisor and its affiliates hereby reserve all rights therein not expressly granted herein.  Nothing in this Agreement will prohibit or restrict Sub-advisor and its affiliates’ use thereof, including  use from time to time in other connections and for other purposes by the Sub-advisor and any of its affiliates.  The Sub-advisor may require the Fund and the Advisor to cease using “SSGA” or “State Street” in the name of the Fund if the Sub-advisor, any successor thereto or any affiliate thereof, ceases to be employed, for any reason, as investment sub-advisor of the Fund, and may require the Fund and the Advisor to cease using the terms “SSGA” or “State Street” and all related trademarks and logos if the Sub-advisor determines that either the Fund or the Advisor is using or displaying such names or trademarks in violation of any Permitted Promotional Uses or the Name License, and the Fund and/or Advisor do not cease such violations within 15 days of written notice by the Sub-advisor.  In the event of termination of the license herein, the Fund and the Advisor shall cause the Fund to promptly cease any and all use of the “SSGA” or “State Street” name and any name, mark, or domain name confusingly similar thereto with respect to the Fund.  This paragraph shall survive the termination of this Agreement.

(c)           The Sub-advisor will treat as proprietary and confidential any non-public information obtained in connection with its duties hereunder, including all records and information pertaining to the Fund and its prior, present or potential shareholders.  The Sub-advisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder.  Such information may not be disclosed to any third party (other than employees, agents or representatives of the Sub-advisor or the Fund, provided that the Sub-advisor shall be responsible for any disclosure of information by any such person as if the Sub-advisor had made such disclosure) except after prior notification to and approval in writing by the Advisor or if such disclosure is expressly required or requested by applicable federal or state or other regulatory authorities or in connection with any legal process or proceeding.

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(d)           The Advisor will treat as proprietary and confidential any non-public information or recommendation supplied by the Sub-advisor in connection with its duties hereunder and will not use any such information for any purpose other than the performance of its responsibilities and duties hereunder.  Such information may not be disclosed to any third party (other than employees, agents or representatives of the Advisor or the Fund, provided that the Advisor shall be responsible for any disclosure of information by any such person as if the Advisor had made such disclosure) except after prior notification to and approval in writing by the Sub-advisor or if such disclosure is expressly required or requested by applicable federal or state or other regulatory authorities or in connection with any legal process or proceeding.

SECTION 11.  MISCELLANEOUS

(a)           No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

(b)           Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c)           This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(d)           This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e)           This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f)           If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Advisor and Sub-advisor and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(g)           Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

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(h)           Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i)           No affiliated person, employee, agent, director, officer or manager of the Sub-advisor shall be liable at law or in equity for the Sub-advisor’s obligations under this Agreement.

(j)           The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(k)           Each of the undersigned warrants and represents that he or she has full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

RAMIUS TRADING STRATEGIES LLC

Name:
Title:

SSGA FUNDS MANAGEMENT INC.

Name:
Title:

INVESTMENT MANAGERS SERIES TRUST,
solely in respect of its Ramius Trading Strategies Managed Futures Fund Series

Name:
Title:

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Appendix A

Sub-Advisory Fee with respect to the Portfolio:

Portfolio Assets	Tiered Management Fee (annual rate)
First $250,000,000	0.0825%
Second $250,000,000	0.0750%
Additional amounts over $500,000,000	0.0600%

The investment management fee is an annual rate computed and accrued on the daily balance of the Portfolio’s assets.

Minimum Annual Fee $18,750

A minimum annual investment management fee of $18,750 will apply with respect to each calendar year.  If the fees charged pursuant to the above scale have not met the minimum, a payment equal to the difference between the minimum annual investment management fee and the actual fees paid during such calendar year pursuant to this Appendix A will be paid to the Sub-advisor by the Fund.  The minimum annual investment management fee becomes effective the date this Agreement becomes effective.  Should the Sub-advisor discontinue providing its services hereunder for any reason prior to the calendar year-end or in the event the Sub-advisor provides its services for only a portion of the calendar year, this annual minimum will be applied on a pro-rata basis for the relevant period.

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SUB-ADVISORY AGREEMENT
AMONG
RAMIUS TRADING STRATEGIES LLC,
SSGA FUNDS MANAGEMENT INC.,
INVESTMENT MANAGERS SERIES TRUST AND
RAMIUS TRADING STRATEGIES MF LTD.

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), dated as of _______________, 2014, is entered into by and among RAMIUS TRADING STRATEGIES LLC, a Delaware limited liability company with its principal office and place of business at 599 Lexington Avenue, New York, NY 10022 (the “Advisor”), SSGA FUNDS MANAGEMENT INC., a Delaware corporation with its principal U.S. office and place of business at One Lincoln Street State Street Financial Center Boston, MA 02111-2900 (the “Sub-advisor”), INVESTMENT MANAGERS SERIES TRUST (the “Trust”), a Delaware statutory trust, with respect to the Ramius Trading Strategies Managed Futures Fund (the “Fund”), and RAMIUS TRADING STRATEGIES MF LTD., a Cayman Islands company (the “Subsidiary”).

WHEREAS, the Advisor and the Trust, an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), have entered into an Investment Advisory Agreement dated September 13, 2011 (the “Registered Fund Advisory Agreement”) with respect to the Fund;

WHEREAS, in furtherance of its investment strategy, the Fund formed the Subsidiary as a wholly-owned subsidiary of the Fund, and pursuant to an Investment Advisory Agreement between the Subsidiary and the Advisor, the Subsidiary has appointed the Advisor as investment advisor for the Subsidiary; and

WHEREAS, the Advisor, in its capacity as investment advisor to the Fund and the Subsidiary, desires to retain the Sub-advisor to manage the investment program of the Fund and the investment of the assets, including commodity interests and other instruments, of the Subsidiary (the “Portfolio”), and the Sub-advisor is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1.  APPOINTMENT; DELIVERY OF DOCUMENTS

(a)           The Advisor hereby appoints and employs the Sub-advisor, subject to the direction and control of the Advisor, as of the effective date specified in this Agreement, to (i) manage the investment program of the Fund, including allocating the investments of the Fund between the Subsidiary and the other assets of the Fund, and (ii) manage the Portfolio and, without limiting the generality of the foregoing, to provide other services as specified herein.  The Sub-advisor accepts such appointment and agrees to render the services described herein for the compensation set forth herein.

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(b)           In connection with the foregoing appointment, the Advisor has delivered to the Sub-advisor copies of (i) the Trust’s Declaration of Trust and Bylaws (collectively, as amended from time to time, the “Charter Documents”), (ii) the Trust’s current Prospectus and Statement of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”),  and the 1940 Act, (iii) each plan of distribution or similar document adopted by the Trust with respect to the Fund under Rule 12b-1 under the 1940 Act (each a “Plan”) and each current shareholder service plan or similar document adopted by the Trust with respect to the Fund (each a “Service Plan”), and (iv) all procedures adopted by the Trust with respect to the Fund, and shall promptly furnish the Sub-advisor with all amendments of or supplements to the foregoing.  The Advisor shall deliver to the Sub-advisor: (x) a copy of the resolutions of the Board approving the appointment of the Sub-advisor as a sub-advisor to the Fund and the Subsidiary and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Sub-advisor shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c)           The Sub-advisor has delivered to the Advisor and the Trust (i) a copy of its Form ADV as most recently filed with the SEC; (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”); and (iii) a copy of its compliance manual, including its proxy voting policies and procedures, which proxy voting policy and procedures will be included in the Trust’s registration statement.  The Sub-advisor shall promptly furnish the Advisor and Trust with all amendments of and supplements to the foregoing within five business days of any such amendment or supplement.

SECTION 2.  DUTIES OF THE ADVISOR

In order for the Sub-advisor to perform the services required by this Agreement, the Advisor (i) shall cause all service providers to the Trust to furnish information to the Sub-advisor and assist the Sub-advisor as may be required, (ii) shall ensure that the Sub-advisor has reasonable access to all records and documents relevant to the Portfolio maintained by the Trust, the Advisor or any service provider to the Trust, and (iii) shall deliver to the Sub-advisor copies of all material relevant to the Sub-advisor or the Portfolio that the Advisor provides to the Board in accordance with the Registered Fund Advisory Agreement.

SECTION 3.  DUTIES OF THE SUB-ADVISOR

(a)           Subject to supervision by the Advisor and the Board of Trustees of the Trust (the “Board”), the Sub-advisor shall (i) manage the allocation of the assets of the Fund as between the Subsidiary and the other assets of the Fund and (ii) manage the Portfolio, in each case in accordance with this Agreement and the Fund’s investment guidelines and restrictions set forth in the Fund’s prospectus or otherwise provided to the Sub-Advisor.  Without limiting the foregoing, the Sub-advisor shall (A) perform customary (1) due diligence with respect to existing and prospective underlying commodity trading advisors to the Subsidiary (each a “CTA”) or any trading entity in which the Subsidiary invests (each a “Trading Entity”) and (2) risk management and reporting on each Trading Entity and the Subsidiary, and (B) be responsible for allocating and re-allocating from time to time the assets of the Subsidiary among any new and existing CTAs and/or Trading Entities.  For purposes of clarity, the investment of assets of the Fund or the Subsidiary with any new CTA will require approval by the Advisor and, provided the Fund has not obtained applicable SEC exemptive relief, by the shareholders of the Fund. The Sub-advisor is hereby authorized, as agent and attorney-in-fact for the Trust on behalf of the Fund and the Subsidiary, for the account of, at the risk of and in the name of the Trust on behalf of the Fund and the Subsidiary, to place orders and issue instructions with respect to such transactions.  In all such purchases, sales and other transactions in securities and other investments with respect to the Portfolio, the Sub-advisor is authorized to exercise full discretion and act for the Subsidiary in the same manner and with the same force and effect as the Subsidiary might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

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The Sub-advisor shall vote all proxies for securities and exercise all other voting rights with respect to the securities in the Portfolio in accordance with the Sub-advisor’s written proxy voting policies and procedures.  The Sub-advisor shall not be responsible for advising or taking action, including filing proof of claim forms, on behalf of the Fund or the Subsidiary in any legal proceedings, including bankruptcies or class actions, involving securities held in or formerly held in the Portfolio or the issuers of those securities.

Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Sub-advisor may allocate brokerage to broker-dealers who provide brokerage or research services to the Sub-advisor, subject to the Sub-advisor’s determination in good faith that such broker-dealers’ commissions are reasonable in terms either of the particular transactions or of the overall responsibility of the Sub-advisor to the Subsidiary and its other clients, and that the total commissions paid by the Subsidiary will be reasonable in relation to the benefits to the Subsidiary over the long-term.  The Sub-advisor may aggregate sales and purchase orders of the assets of the Portfolio with similar orders being made simultaneously for other accounts advised by the Sub-advisor or its affiliates.  The Sub-advisor may elect and transact in a “block trade” as defined pursuant to the Commodity Exchange Act and the regulations thereunder, as applicable and as may be amended from time to time. Whenever the Sub-advisor simultaneously places orders to purchase or sell the same asset on behalf of the Portfolio and one or more other accounts advised by the Sub-advisor, the Sub-advisor will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.  In no instance will securities and other investment assets be purchased from or sold to any affiliated person of the Advisor or Sub-advisor, except in accordance with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) and the rules and regulations thereunder.

(b)           The Sub-advisor will report to the Board at each meeting thereof as requested by the Advisor or the Board all material changes in the Fund since the prior report, and will also keep the Board and the Advisor informed of important developments affecting the Trust, the Fund and the Sub-advisor.  The Sub-advisor will also furnish the Board and the Advisor with such statistical and analytical information with respect to investments of the Portfolio as the Board or the Advisor reasonably may request.  In managing the Portfolio, the Sub-advisor will comply with the policies and procedures set from time to time by the Board and communicated in writing to the Sub-advisor as well as the limitations imposed by the Charter Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”), and other applicable laws and the investment objectives, policies and restrictions of the Fund.  The Sub-advisor agrees to notify the Advisor promptly of any violation by the Sub-advisor of the Charter Documents, Registration Statement or, in connection with the Sub-advisor’s provision of services to the Fund, any federal or state laws and regulations.  The Sub-advisor agrees to provide the Advisor with certain quarterly reports, in a format as agreed upon by the Sub-advisor and the Advisor, to provide the Advisor with information to assist it in assessing the Fund’s compliance with certain legal and regulatory requirements.  Notwithstanding the preceding provision, the Advisor acknowledges and agrees that the Sub-advisor has no obligation or duty to monitor or ensure the Fund’s compliance with the requirements of the 1940 Act or the IRC, including but not limited to, the IRC diversification requirements for qualification as a regulated investment company under the IRC.

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(c)           The Sub-advisor will report to the Board and the Advisor all material matters related to the Sub-advisor that would reasonably be expected to affect the Sub-advisor’s performance of services under this Agreement.  On an annual basis, the Sub-advisor shall report on its compliance with its Code and its compliance policies and procedures to the Advisor and to the Board and upon the written request of the Advisor or the Trust, the Sub-advisor shall permit the Advisor and the Trust or their respective representatives to examine the reports required to be made to the Sub-advisor under the Code and its compliance policies and procedures.  The Sub-advisor will notify the Advisor and the Trust in writing, as soon as reasonably practicable under the circumstances, of any change of control (as control is defined in the 1940 Act) of the Sub-advisor and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-advisor.

(d)           The Sub-advisor will maintain separate detailed records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act.  The Sub-advisor shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-advisor pursuant to this Agreement required to be prepared and maintained by the Sub-advisor pursuant to applicable law.  To the extent required by law, the books and records pertaining to the Trust which are in possession of the Sub-advisor shall be the property of the Trust.  The Advisor and the Trust, or their respective representatives, shall have access to such books and records at all times during the Sub-advisor's normal business hours upon reasonable advance notice.  Upon the reasonable request of the Advisor or the Trust, copies of any such books and records shall be provided promptly by the Sub-advisor to the Advisor and the Trust, or their respective representatives.  To the extent required for compliance with rules and regulations of the Commodity Futures Trading Commission (“CFTC”) and/or the National Futures Association (“NFA”), the Sub-advisor may provide a third party technical consultant with access to records relating to the Fund and/or the Subsidiary and the Sub-Advisor’s services described herein.

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(e)           The Sub-advisor will cooperate with the Fund’s independent public registered accounting firm and shall take reasonable action to make all necessary information in the Sub-advisor’s possession available to the accounting firm for the performance of the accounting firm’s duties.

(f)            The Sub-advisor will provide the Fund’s custodian and fund accountant on each business day with such information, which is in the possession of the Sub-advisor, relating to all transactions concerning the Portfolio’s assets under the Sub-advisor’s control as the custodian and fund accountant may reasonably require.  In accordance with procedures adopted by the Board, the Sub-advisor is responsible for assisting in the fair valuation of all Portfolio assets and will use its reasonable best efforts to arrange for the provision of prices from parties who are not affiliated persons of the Sub-advisor for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

(g)            For the purpose of complying with Rule 10f-3, Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable rule or regulation, the Sub-advisor will not, with respect to transactions in securities or other assets for the Portfolio, consult with any other sub-advisor to the Fund or any other series of the Trust, other than for the purpose of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act.

(h)           At such times as shall be reasonably requested by the Board or the Advisor, the Sub-advisor will provide the Board and the Advisor with economic and investment analyses and reports as well as quarterly reports discussing the performance of the Fund and make available to the Board and the Advisor any economic, statistical and investment services that the Sub-advisor generally makes available to its institutional or other customers.

(i)            The Sub-advisor shall review draft reports to shareholders, registration statements or amendments thereto or portions thereof that relate to the Sub-advisor, provide comments on such drafts on a timely basis, and provide certifications on a timely basis as to the accuracy of the information provided by the Sub-advisor and/or contained in such reports or other documents that relate to the Sub-advisor.

SECTION 4.  COMPENSATION; EXPENSES

(a)           In consideration of the foregoing, the Advisor shall pay the Sub-advisor a fee as specified in Appendix A hereto.  Such fees shall be accrued daily and shall be payable monthly in arrears on the last business day of each calendar month for services performed hereunder during the prior calendar month.  If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs.  Upon the termination of this Agreement, the Advisor shall pay to the Sub-advisor such compensation as shall be payable prior to the effective date of termination.

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(b)           During the term of this Agreement, the Sub-advisor will bear all costs and expenses of its employees and any overhead incurred in connection with its activities under this Agreement.  Except as the Sub-advisor may otherwise agree, the Sub-advisor shall not be responsible for the Trust’s, the Fund’s or the Advisor’s expenses, including any extraordinary and non-recurring expenses.

SECTION 5.  STANDARD OF CARE

(a)           The Sub-advisor shall not be liable to the Advisor, the Trust, the Fund or the Subsidiary hereunder for any error of judgment or mistake of law, or for any loss suffered by the Advisor or by the Fund, the Subsidiary or the Trust in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-advisor against any liability to the Advisor, the Trust, the Fund or the Subsidiary to which the Sub-advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-advisor's duties hereunder, or by reason of the Sub-advisor's reckless disregard of its obligations and duties hereunder.

(b)          Subject to Section 5(a) hereof, the Sub-advisor shall not be liable to the Advisor, the Trust, the Fund or the Subsidiary for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Subsidiary reasonably believed to have been made to the Sub-advisor by a duly authorized officer of the Advisor, the Trust or the Subsidiary; and (ii) the advice of counsel or accountants engaged by the Trust in respect of the Fund’s affairs; and (iii) any written instruction or certified copy of any resolution of the Board.

(c)           The Sub-advisor shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6.  EFFECTIVENESS, DURATION AND TERMINATION

(a)           This Agreement shall become effective upon the receipt of Board Approval and Shareholder Approval.  “Board Approval” means the vote of a majority of the Trust's Board of Trustees, including the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.  “Shareholder Approval” means the approval of this Agreement by the shareholders of the Fund in accordance with applicable law.

(b)           This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

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(c)           This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty by the Fund, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Sub-advisor, (ii) by the Advisor on 120 days’ written notice to the Sub-advisor or (iii) by the Sub-advisor on 120 days' written notice to the Trust and Advisor.  This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7.  ACTIVITIES OF THE SUB-ADVISOR

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Sub-advisor's right, or the right of any of the Sub-advisor's directors, officers or employees, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8.  REPRESENTATIONS OF SUB-ADVISOR.

The Sub-advisor represents and warrants to the Advisor that:

(a)           It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and will continue to be so registered for so long as this Agreement remains in effect;

(b)           It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

(c)           It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

(d)           It will promptly notify the Advisor and the Trust of the occurrence of any event that would disqualify the Sub-advisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9.  REPRESENTATIONS OF ADVISOR.

The Advisor represents and warrants to the Sub-advisor that:

7

(a)           it is registered with the CFTC and a member of the NFA, is exempt or excluded from such registration and membership,  or is otherwise not required to be registered with the CFTC or become a member of the NFA;

(b)           it shall notify the Sub-advisor if the Advisor decides to rely on CFTC Regulation 4.5 with respect to the Fund and that such notice shall be provided to Sub-advisor at least [60] days prior to the filing by the Advisor of a CFTC Regulation 4.5 notice with the NFA;

(c)           the Fund and the Subsidiary are both “qualified eligible persons,” as that term is defined in CFTC Regulation 4.7, and “eligible contract participants,” as that term is defined in Section 1a(18) of the Commodity Exchange Act and the regulations thereunder, as may be amended;

(d)           the Advisor, on its own behalf and on behalf of the Subsidiary, consents to the treatment of the Company’s account as an exempt account under CFTC Regulation 4.7.

(e)           PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR ACCOUNT DOCUMENT.

SECTION 10.  LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Sub-advisor agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Sub-advisor's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 11.  USE OF NAME; CONFIDENTIALITY

(a)           The Advisor has agreed to include the name or identifying words “SSGA” or “State Street” in the name of the Fund.  Neither the Fund nor the Advisor shall, without the prior written consent of the Sub-advisor, make representations regarding or reference to the Sub-advisor or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials (any such representations or references that have been so consented to by the Sub-advisor and as to which such consent has not been subsequently withdrawn by the Sub-advisor in its sole discretion, are referred to as “Permitted Promotional Uses”), except that the Fund and the Advisor may refer to the Sub-advisor as a sub-advisor to the Fund in any required regulatory filing.  The Sub-advisor grants to the Fund a limited, non-exclusive, revocable license to use the name or identifying words “SSGA” or “State Street” in the name of the Fund and in accordance with the Sub-advisor’s trademark usage guidelines communicated from the Sub-advisor to the Fund from time to time (the “Name License”).  The Sub-advisor grants to the Advisor, or a successor thereto or affiliate thereof, a limited, non-exclusive, revocable license to use and display the name “SSGA” or “State Street” in any Permitted Promotional Uses.  The Name License is conditioned upon the employment of the Sub-advisor, or a successor thereto or affiliate thereof, as the investment sub-advisor to the Fund, and may not be revoked by the Sub-advisor for so long as the Sub-advisor or a successor thereto or affiliate thereof, serves as investment sub-advisor to the Fund.  Any logo/branding combining either or both of the terms “SSGA” or “State Street” with a mark owned by the Fund will be subject to Sub-advisor’s prior approval, such approval not to be unreasonably withheld.  The Fund will ensure that the display of the terms “SSGA” or “State Street” will be in a format that keeps the two marks separate, e.g., with a space between the two marks in logo form or in text, distinctions between the fonts, font sizes and/or colors of the two marks, and separate trademark notices for the two marks.

8

(b)           The Fund and Advisor acknowledge that the Sub-advisor and its affiliates are the owners and licensees of all right, title and interest in and to the names or identifying words “SSGA” and “State Street” and all trademark rights therein and all goodwill of the business related thereto, and that all use of such names and trademarks by the Fund and the Advisor shall inure solely to the benefit of the Sub-advisor and its affiliates. Each of the Fund and the Advisor shall at no time take any action or do anything that is inconsistent with the Sub-advisor’s ownership of and/or interest in such names and trademarks, and acknowledge that it may not display such names or trademarks in any way except as provided herein or with the prior written permission of the Sub-advisor.   Sub-advisor and its affiliates hereby reserve all rights therein not expressly granted herein.  Nothing in this Agreement will prohibit or restrict Sub-advisor and its affiliates’ use thereof, including  use from time to time in other connections and for other purposes by the Sub-advisor and any of its affiliates.  The Sub-advisor may require the Fund and the Advisor to cease using “SSGA” or “State Street” in the name of the Fund if the Sub-advisor, any successor thereto or any affiliate thereof, ceases to be employed, for any reason, as investment sub-advisor of the Fund, and may require the Fund and the Advisor to cease using the terms “SSGA” or “State Street” and all related trademarks and logos if the Sub-advisor determines that either the Fund or the Advisor is using or displaying such names or trademarks in violation of any Permitted Promotional Uses or the Name License, and the Fund and/or Advisor do not cease such violations within 15 days of written notice by the Sub-advisor.  In the event of termination of the license herein, the Fund and the Advisor shall cause the Fund to promptly cease any and all use of the “SSGA” or “State Street” name and any name, mark, or domain name confusingly similar thereto with respect to the Fund.  This paragraph shall survive the termination of this Agreement.

(c)           The Sub-advisor will treat as proprietary and confidential any non-public information obtained in connection with its duties hereunder, including all records and information pertaining to the Fund and its prior, present or potential shareholders.  The Sub-advisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder.  Such information may not be disclosed to any third party (other than employees, agents or representatives of the Sub-advisor or the Fund, provided that the Sub-advisor shall be responsible for any disclosure of information by any such person as if the Sub-advisor had made such disclosure) except after prior notification to and approval in writing by the Advisor or if such disclosure is expressly required or requested by applicable federal or state or other regulatory authorities or in connection with any legal process or proceeding.

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(d)           The Advisor will treat as proprietary and confidential any non-public information or recommendation supplied by the Sub-advisor in connection with its duties hereunder and will not use any such information for any purpose other than the performance of its responsibilities and duties hereunder.  Such information may not be disclosed to any third party (other than employees, agents or representatives of the Advisor or the Fund, provided that the Advisor shall be responsible for any disclosure of information by any such person as if the Advisor had made such disclosure) except after prior notification to and approval in writing by the Sub-advisor or if such disclosure is expressly required or requested by applicable federal or state or other regulatory authorities or in connection with any legal process or proceeding.

SECTION 12.  MISCELLANEOUS

(a)           No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

(b)           Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c)           This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(d)           This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e)           This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f)           If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Advisor and Sub-advisor and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(g)           Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h)           Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i)           No affiliated person, employee, agent, director, officer or manager of the Sub-advisor shall be liable at law or in equity for the Sub-advisor’s obligations under this Agreement.

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(j)          The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(k)           Each of the undersigned warrants and represents that he or she has full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

RAMIUS TRADING STRATEGIES LLC

Name:
Title:

SSGA FUNDS MANAGEMENT INC.

Name:
Title:

RAMIUS TRADING STRATEGIES MF LTD.

Name:
Title:

INVESTMENT MANAGERS SERIES TRUST,
solely in respect of its Ramius Trading Strategies Managed Futures Fund Series

Name:
Title:

11

Appendix A

Sub-Advisory Fee:

In recognition of the increasing advisory duties that the Sub-advisor will assume as the assets of the Fund grow, the sub-advisory fees payable to the Sub-advisor shall be calculated as a percentage of the “Net Advisory Fee” received by the Advisor on a calendar year basis as described below:

Net Advisory Fees Per Calendar Year:	Fee %
First $1,200,000	30%
Next $3,800,000	50%
After $5,000,000	70%

“Net Advisory Fees” shall mean (i) the investment advisory fee due to the Advisor by the Fund pursuant to the Registered Fund Advisory Agreement reduced by (ii) the sum of (a) any portion of such advisory fee waived by the Advisor, and any Fund expenses paid by the Advisor, to enable the Fund to meet its annual expense cap as stated in the Fund’s prospectus and (b) any legal, administrative and organizational expenses of the Fund borne by the Advisor.

By way of example, if the Net Advisory Fees received by the Advisor from January 1st through March 31st total $1,500,000, the Sub-advisor shall be entitled to the following sub-advisory fees:

Month	Net Advisory Fees:	Fee %	Sub-advisory Fee:
January	$500,000	30%	$150,000
February	$500,000	30%	$150,000
March	$200,000	30%	$60,000
	$300,000	50%	$150,000

Within 30 days of the end of each calendar month, the Advisor shall provide to the Sub-advisor an invoice of Net Advisory Fees, which shall set forth the investment advisory fee due to the Advisor pursuant to the Registered Fund Advisory Agreement and the fees waived and/or Fund expenses paid by the Advisor.  The Advisor shall give the Sub-advisor reasonable access to its books and records upon written request to permit the Sub-advisor to verify such amounts.

12

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-877-283-0324 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

Ramius Trading Strategies Managed Futures Fund

The undersigned, revoking prior proxies, hereby appoints Joy Ausili and Max Banhazl, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Ramius Trading Strategies Managed Futures Fund (the "Fund") to be held at the offices of Mutual Fund Administration Corp., 2220 E. Route 66, Suite 226, Glendora, California 91740, on September 10, 2014, at 2:00 p.m. Pacific Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-877-283-0324**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 10, 2014. The proxy statement for this meeting is available at:

proxyonline.com/docs/ramius2014.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Ramius Trading Strategies Managed Futures Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]